CONTACT:	John McNamara
Director - Investor Relations
StoneMor Partners L.P.
(215) 826-2945

STONEMOR PARTNERS ANNOUNCES MANAGEMENT TEAM CHANGES

Names Leo Pound Interim Chief Executive Officer

Hires Deathcare Industry Veteran Jim Ford as Chief Operating Officer

TREVOSE, PA - March 2, 2018 – StoneMor Partners L.P. (NYSE: STON) (“StoneMor” or the “Partnership”), a leading owner and operator of cemeteries and funeral homes, today announced changes to its management team with the appointment of Leo Pound as Interim Chief Executive Officer, effective March 30, 2018, and the hiring of industry veteran Jim Ford as its Chief Operating Officer, effective March 1, 2018. Pound will replace current CEO Paul Grady, who has resigned and is leaving StoneMor and the StoneMor GP Board on March 30. A search for a permanent CEO is underway. Ford will have responsibility for all operational aspects of the Partnership including the sales and customer service functions for the cemetery and funeral home businesses.
Robert B. Hellman, Jr., Chairman of the Board of Directors of the General Partner, commented, “These appointments mark important changes for StoneMor that we believe will help accelerate the Partnership’s turnaround and efforts to streamline the organization. Leo Pound is a seasoned executive who has counseled or led many companies during times of transition, and he will provide strong oversight and valuable continuity during this interim period. We are pleased to welcome deathcare industry veteran Jim Ford to StoneMor, who brings with him three decades at leading deathcare companies and a proven track record of strong performance, efficient, aligned and energized teams, and innovative customer-first sales, product and services strategies. In addition, we thank Paul Grady for his service, and we wish him well.”
“I look forward to leading StoneMor as Interim CEO and will diligently guide the Partnership and team through this transition,” said Leo Pound.
Added Jim Ford, “StoneMor’s scale affords it an exciting opportunity within the deathcare industry and continued improvements to the organization, salesforce and product portfolio will ensure it is positioned to capture market share and other growth opportunities that will benefit customers, employees and unitholders alike. I am excited to join StoneMor and look forward to working with the entire team to introduce new ideas that will help position us for success in the years to come.”
Pound is an experienced executive with a focus on increasing customer and shareholder value. Throughout his career, he has worked with several multinational companies and has been active in the CEO, COO and CFO roles in a variety of service industries. He has served as a Director of StoneMor’s General Partner since 2014 and from April to September 2017 was StoneMor’s Acting Chief Operating Officer. He has in-depth knowledge of operational and strategic planning, M&A, forecasting and budgeting initiatives.
Pound received his degree in Business Administration with a major in Accounting from LaSalle University.
Ford joins StoneMor from Foundation Partners Group, where he was Chief Customer Officer. He previously held the position of Vice President, Business Optimization, where he led efforts to formulate and implement business strategies that drove organizational growth and expansion.
Prior to joining Foundation Partners Group, Ford held the positions of Chief Operating Officer and Senior Vice President of Cremation Services with the Neptune Society in Plantation, Florida. Before that, he held several senior management positions with Service Corporation International (SCI) during his 16 years with the company.
Ford is a native of Southern California and was a licensed Funeral Director in California. He attended Loyola University in Los Angeles where he studied Biology. He has served on the Boards of Directors of the Illinois, Michigan, and Wisconsin Cemetery Associations and the Board of Directors of the Indiana Funeral Directors Association.
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About StoneMor Partners L.P.
StoneMor Partners L.P., headquartered in Trevose, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 316 cemeteries and 93 funeral homes in 27 states and Puerto Rico.
StoneMor is the only publicly traded death care company structured as a partnership. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Partners L.P., please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release, including, but not limited to, information regarding the anticipated date on which the change in chief executive officer will be effective and StoneMor’s future strategic and operating initiatives, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend (including, but not limited to StoneMor’s intent to maintain or increase its distributions),” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with the cash flow from pre-need and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections, service its debt, pay distributions, and increase its distributions, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.
StoneMor’s additional risks and uncertainties include, but are not limited to, risks and uncertainties related to the following: uncertainties associated with future revenue and revenue growth; uncertainties associated with the integration or anticipated benefits of recent acquisitions or any future acquisitions; StoneMor’s ability to complete and fund additional acquisitions; the effect of economic downturns; the impact of StoneMor’s significant leverage on its operating plans; the decline in the fair value of certain equity and debt securities held in StoneMor’s trusts; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; increased use of cremation; changes in the death rate; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully implement a strategic plan relating to achieving operating improvements, including improving sales productivity and reversing negative trends in costs of goods sold, certain expenses, cemetery billings and investment income from trusts, strong cash flows, further deleveraging and liquidity enhancement; StoneMor’s ability to successfully compete in the cemetery and funeral home industry; litigation or legal proceedings that could expose StoneMor to significant liabilities and damage StoneMor’s reputation, including but not limited to litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; the effects of cyber security attacks due to StoneMor’s significant reliance on information technology; uncertainties relating to the financial condition of third-party insurance companies that fund StoneMor’s pre-need funeral contracts; and various other uncertainties associated with the death care industry and StoneMor’s operations in particular.
When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

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